HEAD AGREEMENT

Dated March 23, 2007

Between,

A)	Cardiff Marine Inc., of Monrovia, Liberia hereby called the ‘‘Initial Buyers’’

B)	CN Nina Inc. whose principal office is in Nassau, Bahamas (with the benefit of the equity subscription commitment referred to at the foot of this Agreement) or its fully guaranteed subsidiaries as its nominees hereby called the ‘‘Intermediate Buyers’’

C)	OceanFreight Inc. of Majuro, MI or its fully guaranteed subsidiaries as its nominees hereby called the ‘‘Ultimate Buyers’’

With regards to the vessels,

1)	MV Capitano Giovanni, 75,229 DWT, BUILT 1995, FINCANTIERI

2)	MV Rafaelle Iuliano, 75,229 DWT BUILT 1995 FINCANTIERI hereby called either ‘‘the Vessel’’ or collectively ‘‘the Vessels’’

Whereby, the ‘‘Initial Buyers’’ have entered into an MOA dated 21st March, 2007 with Deiulemar Shipping SpA (‘‘Deiulemar’’) and an MOA dated 21st March, 2007 with Deiulemar hereby called either ‘‘the Seller’’ or collectively ‘‘the Sellers’’ for the purchase of the ‘‘Vessels’’, included in Appendix I of this Agreement and hereby referred to as the ‘‘MOAs’’ at a price of USD 41,000,000 per Vessel.

Whereby, the Initial Buyers are in the process of finalizing a Time Charter with respect to each Vessel with the Sellers as charterers, draft copies of which Time Charters have been provided to the Intermediate Buyers, included in Appendix II of this Agreement and hereby called either a ‘‘Charter’’ or collectively the ‘‘Charters,’’ which Charters are intended to be in substantially the form attached hereto (when the same are ultimately signed and delivered), and which shall, in any event, provide for charter hire of USD 26,000 per day during a charter period of 34-38 months, which charter periods shall commence for each Vessel at the time of delivery of such Vessel to the Initial Buyers or their nominees under such Vessel’s respective MOA.

Whereby, the Ultimate Buyers are in the process of negotiating an initial public offering of their shares (the ‘‘IPO’’), the proceeds of which, among other things, are intended to be used to pay the purchase price for the Vessels.

Whereby, there is no assurance that the Ultimate Buyers will be able to consummate the IPO.

Signature Page to Columbus Nova Head Agreement

Whereby, under the MOAs, it is a condition that the Initial Buyers provide Board of Directors approval and remove any financing contingency on or before March 23, 2007 and pay to the Sellers under the MOAs a deposit in the amount of 10% of the purchase price of the Vessels under the MOAs on or before March 28, 2007, failing which the Sellers may deem themselves released from the MOAs.

Whereby, in order to ensure that the MOAs are performed, the Initial Buyers and the Ultimate Buyers have given an option to the Intermediate Buyers to assume the Initial Buyers’ rights and obligations under the MOAs and the Charters and to grant to the Ultimate Buyers an option to assume the Intermediate Buyers’ rights and obligations under the MOAs and the Charters or to purchase the Vessels, all on the terms and conditions thereof.

Whereby, in order to induce the Intermediate Buyers to enter into this Head Agreement and to assume the Initial Buyers’ rights and obligations under the MOAs and the Charters, among other things, the Ultimate Buyers wish to grant to the Intermediate Buyers the right to require the Ultimate Buyers to assume all of the Intermediate Buyers’ rights and obligations under the MOAs and the Charters or, if the Intermediate Buyers shall have become the owners of the Vessels, purchase the Vessels from the Intermediate Buyers on the terms and conditions hereof.

In the premises the parties have agreed as follows:

1)	The Initial Buyers shall nominate the Intermediate Buyers as the performing parties under the MOAs and the Charters and provide the Sellers with such reasonable guarantee as requested by the Sellers.

2)	The Intermediate Buyers accept to be nominated as the performing parties under the MOAs and the Charters and agree to hold the Initial Buyers (and their affiliates, shareholders, subsidiaries, officers, directors, employees and representatives) fully harmless and otherwise fully indemnified against any liability whatsoever under the MOAs and the Charters arising by reason of any act or omission by the Intermediate Buyers on or after the date they are accepted by the Sellers as the performing parties of the Initial Buyers’ rights and obligations under the MOAs and the Charters and any reasonable guarantee they have to provide to the Sellers for such nomination. The parties hereto acknowledge that the only obligations which the Intermediate Buyers shall have in relation to the matters contemplated herein are those obligations which the Intermediate Buyers expressly agree to assume (whether hereunder, under the MOAs, the Charters or otherwise) and that, to the extent that any party or third party alleges that the Intermediate Buyers have any additional obligations in relation to the matters contemplated herein, the Initial Buyers or the Ultimate Buyers (as appropriate) shall be responsible for resolving the same and for indemnifying the Intermediate Buyers (and their affiliates, shareholders, subsidiaries, officers, directors, employees and representatives) against any liability in connection therewith.

3)	The Intermediate Buyers grant an option (the ‘‘Call Option’’) to the Ultimate Buyers to assume the Intermediate Buyers’ rights and obligations under the MOAs and the Charters for a price per Vessel of USD 5,400,000 (that is 10% deposit plus USD 1,300,000 per Vessel) or, if the Intermediate Buyers shall have become the owners of the Vessels, to purchase the Vessels from them for a price of USD 42,300,000 million per Vessel.

4)	The Ultimate Buyers will have to declare the Call Option no later than April 27, 2007 in writing.

5)	The Ultimate Buyers hereby agree that, provided that the IPO, or any similar transaction, whether in the capital markets or otherwise, shall have been completed and the Ultimate Buyers shall have received net proceeds from any such transaction in an amount of at least $75,000,000, upon notice received from the Intermediate Buyers on or before December 31, 2007, the Ultimate Buyers shall (subject to obtaining any required consent by the Sellers under the MOAs, which the Ultimate Buyers will use their best efforts to obtain) assume the Intermediate Buyers’ rights and obligations under the MOAs and the Charters for a price per Vessel of USD 5,400,000 or, if the Intermediate Buyers shall have become the owners of the Vessels (including, without limitation, as a result of the failure to obtain the consent of the Sellers to the above referred assumption of the Intermediate Buyers’ rights and obligations under the MOAs), purchase the Vessels from the Intermediate Buyers (or, if the Sellers have failed to provide any required consent to such purchase under the Charters, purchase the capital stock of the vessel owning companies included within the Intermediate Buyers) for a price of

USD 42,300,000 per Vessel (such right of the Intermediate Buyers to cause the Ultimate Buyers to assume the Intermediate Buyers’ rights and obligations under the MOAs and the Charters or purchase the Vessels or the capital stock of the vessel owning companies included within the Intermediate Buyers, the ‘‘Put Option’’).

6)	If the Call Option is exercised by the Ultimate Buyers, or the Put Option is exercised by the Intermediate Buyers, then the Ultimate Buyers and the Intermediate Buyers undertake to enter into such transfer documentation as shall be necessary to give effect thereto, it being understood that if the Intermediate Buyers shall have become the owners of the Vessels, the Intermediate Buyers shall be required to deliver the Vessels in the same condition as they were in at the time the Intermediate Buyers took delivery thereof (ordinary wear and tear excepted). Such transfer documentation shall be in customary form and, in any event, agreed within 5 business days from exercise of the respective option, it being understood that the parties shall use commercially reasonable efforts to agree upon the form of documentation in such time frame, failing which either the Intermediate Buyers or the Ultimate Buyers shall have the option to submit any dispute to the LMAA as provided in clause 11) below. In the event the Call Option or the Put Option is exercised, in addition to their indemnity obligation pursuant to clause 2) above, the Ultimate Buyers agree to be responsible for the Vessels (including, without limitation, the condition and operation thereof) once they take delivery thereof. The parties agree that any transfer of the Vessels pursuant to this clause 6) shall take place as soon as reasonably practicable following agreement on the form of transfer documentation; provided that the Intermediate Buyers shall have a reasonable time, not to exceed 45 days in respect of either Vessel, to place the Vessels in the condition they were in at the time the Intermediate Buyers took delivery thereof (ordinary wear and tear excepted); provided that if either Vessel is out of service for repair at the time of the exercise of the Call Option or the Put Option the Intermediate Buyers shall have an additional reasonable time to place such Vessel in such condition so long as such Vessel is out of service.

7)	Subject to and in accordance with the terms hereof, the Intermediate Buyers shall remain responsible for the fulfillment of each MOA towards the Sellers unless and until the Ultimate Buyers assume the Intermediate Buyer’s rights and obligations thereunder in accordance with the preceding clause 6).

8)	If Call Option is exercised, the Initial Buyers shall receive a consideration of $200,000 per Vessel for their contribution and exposure in this sale and purchase transaction from the Ultimate Buyers, payable in cash within 3 banking days from the date the relevant invoice is issued. For the avoidance of doubt, the Intermediate Buyers shall have no liability or responsibility with respect to any payment under this clause 8).

9)	The Ultimate Buyers shall use their best efforts to complete the IPO in a timely manner in accordance with the transaction described in the Form F-1 Registration Statement submitted to the U.S. Securities and Exchange Commission on February 26, 2007 (the ‘‘Registration Statement’’), as it may be revised or updated.

10)	The Initial Buyers and the Ultimate Buyers hereby represent and warrant that (i) attached hereto as Appendices I and II are true, correct and complete copies of the MOAs and the Time Charters, respectively; (ii) the MOAs are in full force and effect while the Charters are in draft form and in the process of being finalized; and (iii) the Initial Buyers are in full compliance with all of their obligations under the MOAs.

11)	This agreement shall be governed by English law and all disputes, if any, shall be exclusively referred to London Maritime Arbitrators Association (LMAA) Arbitration.

12)	All notices pursuant to this agreement to be sent to:

For the Initial Buyers:
Athens Shipping Office
Omega Gldg, 80 Kifisias Avenue, GR-151 25
Marousi, Athens, Greece
Attn: Mr. Y. Papathanasiou

Tel.: +30 210 8090200
Fax: +30 210 8090205
email: accounts@cardiff.gr

For the Intermediate Buyers

CN Nina Inc.
c/o Helvetic Management Services
2nd Terrace West, Centerville
P.O. Box N-10567
Nassau, Bahamas
Attention: Marco Montanari
P: 242-326-2150
F: 242-326-2151
helvetic@coralwave.com

For the Ultimate Buyers:

Athens Shipping Office
Omega Gldg, 80 Kifisias Avenue, GR-151 25
Marousi, Athens, Greece
Attn: Mr. N. Famelis
Tel.: +30 210 8090550
Fax: +30 210 8090555
email: snp@drybulk.gr

For the Initial Buyers
Cardiff Marine Inc.

/s/ Ioannis Papathanasiou
By: Ioannis Papathanasiou
Title: Representative of Shipping Office in Greece

For the Intermediate Buyers
CN Nina Inc.

/s/ Andrew Intrater
By:	Andrew Intrater
Title:	Authorized signatory of Columbus Nova Investments IV Ltd., the sole shareholder of CN Nina Inc.

Signature Page to Columbus Nova Head Agreement

For the Ultimate Buyers
Ocean Freight Inc.

/s/ Nikos Famelis
By: Nikos Famelis
Title: Representative Shipping Office in Greece

The undersigned, Columbus Nova Investments IV Ltd., a Bahamian company, confirms to the Initial Buyers and the Ultimate Buyers referenced above that it has irrevocably committed to subscribe for equity in CN Nina Inc., the Intermediate Buyers under the Head Agreement referred to above, in an amount of approximately $36,000,000 to be drawn down as necessary to fund the obligations of the Intermediate Buyers under the Head Agreement set forth above, subject to the provisions of the Head Agreement (including clause 11) with respect to governing law and arbitration) and the MOAs referred to therein.

COLUMBUS NOVA INVESTMENTS IV LTD.

By:	/s/ Andrew Intrater Name: Andrew Intrater Title: Authorized signatory

Dated:	March 23, 2007

Signature Page to Columbus Nova Head Agreement

MEMORANDUM OF AGREEMENT	Norwegian Shipbrokers' Association’s Memorandum of Agreement for sale and purchase of ships. Adopted by The Baltic and International Maritime Council (BIMCO) in 1956. Code-name
Dated:	SALEFORM 1993 Revised 1966, 1983 and 1986/87.

Messrs. Deiulemar Shipping S.P.A. a socio unico, Torre del Greco, Italy hereinafter called the Sellers, have agreed to sell, and

Messrs. ColumbusNova or their guaranteed nominee

hereinafter called the Buyers, have agreed to buy

Name: M/V “CAPITANO GIOVANNI”

Classification Society/Class: RINA *100-A-1.1

Built: June 1995	By: Fincantieri C.N.I. S.p.A. Castellamare di Stabia, Italy
Flag: Italy	Place of Registration: Torre del Greco
Call Sign: IBKC	Grt/Nrt: 39.385 / 24.519

~~Register~~ IMO Number: 9083524

hereinafter called the Vessel, on the following terms and conditions:

Definitions

“Banking days” are days on which banks are open both in the country of the currency stipulated for the Purchase Price in Clause 1 and in the place of closing stipulated in Clause 8.

“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, telex, telefax or other modern form of written communication.

“Classification Society” or “Class” means the Society referred to in line 4.

1.	Purchase Price US$ 41,000,000.- (United States Dollars Forty One Million)
2.	Deposit

As security for the correct fulfilment of this Agreement the Buyers shall pay a deposit of 10% (ten per cent) of the Purchase Price within            3 (Three)             banking days from the date  ~~of this Agreement~~ of lifting the subjects as per Clause 18. This deposit shall be placed with Sellers nominated bank and held by them in a joint account for the Sellers and the Buyers, to be released in accordance with joint written instructions of the Sellers and the Buyers. Interest, if any, to be credited to the Buyers. Any fee charged for holding the said deposit shall be borne equally by the Sellers and the Buyers.

3.	Payment

The said Purchase Price shall be paid in full free of bank charges to Sellers nominated bank on delivery of the Vessel, but not later than 3 banking days after the Vessel is in every respect physically ready for delivery in accordance with the terms and conditions of this Agreement and Notice of Readiness has been given in accordance with Clause 5.

4.	Inspections
a)*	The Buyers have inspected and accepted the Vessel’s classification records. The Buyers have also inspected the Vessel at ~~/in~~ Los Angeles on about 15/20th February 2007 and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement.

~~b)*~~	~~The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within~~

~~The Sellers shall provide for inspection of the Vessel at/in~~

~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. The Buyers shall inspect the Vessel without opening up and without cost to the Sellers . During the inspection, the Vessel’s dock and engine log books shall be made available for examination by the Buyers. If the Vessel is accepted after such inspection, the sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided the Sellers receive written notice of acceptance from the Buyers within 72 hours after completion of such inspection.~~

~~Should notice of acceptance of the Vessel’s classification records and of the Vessel not be received by the Sellers as aforesaid, the deposit together with interest earned shall be released immediately to the Buyers, whereafter this Agreement shall be null and void.~~

*	4 a) and 4b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4a) to apply.
5.	Notices, time and place of delivery
a)

The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall provide the Buyers with 20, 10, 5, and 3, 1 days approximate notice of the estimated time of arrival at the intended place of ~~drydocking/~~ underwater inspection/delivery. When the Vessel is at the place of delivery and in every respect physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery.

b)	The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or safe anchorage, safe port at ~~/in~~ Worldwide range in the Sellers’ option.

Expected time of delivery: Between 1st May 2007 and 30th June 2007 in Sellers’ option

Date of cancelling (see Clauses 5 c), 6 b) (iii) and 14): 30th June 2007 in Buyers’ option

c)

If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the cancelling date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and propose a new cancelling date. Upon receipt of such notification the Buyers shall have the option of either cancelling this Agreement in accordance with Clause 14 within 7 running days of receipt of the notice or of accepting the new date as the new cancelling date. If the Buyers have not declared their option within 7 running days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new cancelling date and shall be substituted for the cancelling date stipulated in line 61.

If this Agreement is maintained with the new cancelling date all other terms and conditions hereof including those contained in Clauses 5 a) and 5 c) shall remain unaltered and in full force and effect. Cancellation or failure to cancel shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 for the Vessel not being ready by the original cancelling date.

d)

Should the Vessel become an actual, constructive or compromised total loss before delivery the deposit together with interest earned shall be released immediately to the Buyers whereafter this Agreement shall be null and void.

6.	Drydocking/Divers Inspection

~~a)**~~

~~The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepost load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

b)**

(i) The Vessel is to be delivered without drydocking. However, the Buyers shall have the right at their expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. The Sellers shall at their cost make the Vessel available for such inspection. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the port of delivery are unsuitable for such inspection, the Sellers shall make the Vessel available at a suitable alternative place near to the delivery port.

(ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, then unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good by the Sellers at their expense to the satisfaction of the Classification Society without condition/recommendation*. In such event the Sellers are to pay also for the cost of the underwater inspection and the Classification Society’s attendance.

(iii) If the Vessel is to be drydocked pursuant to Clause 6 b) (ii) and no suitable drydocking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5 b). Once drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5 b) which shall, for the purpose of this Clause, become the new port of delivery. In such event the canceling date provided for in Clause 5 b) shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of 14 running days.

c)	If the Vessel is drydocked pursuant to Clause 6 a) or 6 b) above

(i) the Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification surveyor. If such survey is not required by the Classification Society, the Buyers shall have the right to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.

(ii) the expenses relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out, in which case the Sellers shall pay these expenses. The Sellers shall also pay the expenses if the Buyers require the survey and parts of the system are condemned or found defective or broken so as to affect the Vessel’s class*.

(iii) the expenses in connection with putting the Vessel in and taking her out of drydock, including the drydock dues and the Classification Society’s fees shall be paid by the Sellers if the Classification Society issues any condition/recommendation* as a result of the survey or if it requires survey of the tailshaft system. In all other cases the Buyers shall pay the aforesaid expenses, dues and fees.

(iv) the Buyers’ representative shall have the right to be present in the drydock, but without interfering with the work or decisions of the Classification surveyor.

(v) the Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk and expense without interfering with the Sellers’ or the Classification surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyers’ risk and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and the Buyers shall be obliged to take delivery in accordance with Clause 3, whether the Vessel is in drydock or not and irrespective of Clause 5 b).

*	Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.
**	6 a) and 6 b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6 a) to apply.
7.	Spares/bunkers, etc.

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspection used or unused, whether on board or not shall become the Buyers’ property, but spares on order are to be excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. The radio installation and navigational equipment shall be included in the sale without extra payment if they are the property of the Sellers. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment.

The Sellers have the right to take ashore crockery, plates, cutlery, linen and other articles bearing the Sellers’ flag or name, provided they replace same with similar unmarked items. Library, forms, etc., exclusively for use in the Sellers’ vessel(s), shall be excluded without compensation. Captain’s, Officers’ and Crew’s personal belongings including the slop chest are to be excluded from the sale, as well as the following additional items (including items on hire):

The Buyers shall take over the remaining bunkers and unused lubricating oils in storage tanks and sealed drums and pay the current net market price (excluding barging expenses) at the port and date of delivery of the Vessel.

Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.

8.	Documentation

The place of closing: Sellers’ bank

In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with delivery documents, namely:

a)

Legal Bill of Sale in a form recordable in appropriate Consulate (the country in which the Buyers are to register the Vessel), warranting that the Vessel is free from all encumbrances, mortgages and maritime liens or any other debts or claims whatsoever, duly notarially attested and legalized by the consul of such country or other competent authority.

b)	Current Certificate of Ownership issued by the competent authorities of the flag state of the Vessel.
c)	Confirmation of Class issued within 72 hours prior to delivery.
d)	Current Certificate issued by the competent authorities stating that the Vessel is free from registered encumbrances.

e)

Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and furnish a Certificate or other official evidence of deletion to the Buyers promptly and latest within 4 ~~(four) weeks~~ 45 (Fortyfive) days after the Purchase Price has been paid and the Vessel has been delivered.

f)

Any such additional documents as may reasonably be required by the competent authorities for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement.

At the time of delivery the Buyers and Sellers shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.

At the time of delivery the Sellers shall hand to the Buyers the classification certificate(s) as well as all plans etc., which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers to have the right to take copies. Other technical documentation which may be in the Sellers’ possession shall be promptly forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books but the Buyers to have the right to take copies of same.

9.	Encumbrances

The Sellers warrant that the Vessel, at the time of delivery, is free from all charters, encumbrances, mortgages and maritime liens or any other debts whatsoever. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery.

10.	Taxes, etc.

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.

11.	Condition on delivery

The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear excepted. However, the Vessel shall be delivered with her class maintained without ~~cond~~i~~t~~i~~on/~~ recommendation*, free of average damage affecting the Vessel’s class, and with her classification certificates and national certificates, as well as all other certificates the Vessel had at the time of inspection, valid and unextended without ~~cond~~i~~tion/~~ recommendation* by Class or the relevant authorities at the time of delivery.

“Inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4 a) or 4 b), if applicable, or the Buyers’ inspection prior to the signing of this Agreement. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.

*	Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.
12.	Name/markings

Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel markings.

13.	Buyers’ default

Should the deposit not be paid in accordance with Clause 2, the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest.

Should the Purchase Price not be paid in accordance with Clause 3, the Sellers have the right to cancel the Agreement, in which case the deposit together with interest earned shall be released to the Sellers. If the deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

14.	Sellers’ default

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 a) or fail to be ready to validly complete a legal transfer by the date stipulated in line 61 the Buyers shall have the option of cancelling this Agreement provided always that the Sellers shall be granted a maximum of 3 banking days after Notice of Readiness has been given to make arrangements for the documentation set out in Clause 8. If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not made physically ready again in every respect by the date stipulated in line 61 and new Notice of Readiness given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement the deposit together with interest earned shall be released to them immediately.

Should the Sellers fail to give Notice of Readiness by the date stipulated in line 61 or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negligence and whether or not the Buyers cancel this Agreement.

15.	Buyers’ representatives

After this Agreement has been signed by both parties and the deposit has been lodged, the Buyers have the right to place two representatives on board the Vessel at their sole risk and expense upon arrival at last loading port ~~on or about~~

These representatives are on board for the purpose of familiarisation and in the capacity of observers only, and they shall not interfere in any respect with the operation of the Vessel. The Buyers’ representatives shall sign the Sellers’ letter of indemnity prior to their embarkation.

16.	Arbitration
a)*

This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of this Agreement shall be referred to arbitration in London in accordance with the Arbitration Acts 1950 and 1979 or any statutory modification or re-enactment thereof for the time being in force, one arbitrator being appointed by each party. On the receipt by one party of the nomination in writing of the other party’s arbitrator, that party shall appoint their arbitrator within fourteen days, failing which the decision of the single arbitrator appointed shall apply. If two arbitrators properly appointed shall not agree they shall appoint an umpire whose decision shall be final.

~~b)*~~

~~This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the Law of the State of New York and should any dispute arise out of this Agreement, the matter in dispute shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for purpose of enforcing any award, this Agreement may be made a rule of the Court.~~

~~The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. New York.~~

~~c)*~~	~~Any dispute arising out of this Agreement shall be referred to arbitration at~~  , ~~subject to the procedures applicable there. The laws of  shall govern this Agreement.~~
*	16 a), 16 b) and 16 c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16 a) to apply.

Additional Clauses from 17 to 21 form an integral part of this Memorandum of Agreement.

Appendix to Memorandum of Agreement code-name SALEFORM 1993 –

dated

M/v “CAPITANO GIOVANNI”

Clause 17.

The Vessel to be delivered with the Time Charter Back employment to Sellers or Sellers’ guarented company of about 34/38 months min/max usd 26,000 p/day less 5% total commission including address.

Clause 18.

Subjects to Buyers BOD/Financing subjects to be lifted no later than 23rd March 2007.

Clause 19.

The Sellers to confirm to best of their knowledge that Vessel is not blacklisted by any Arab countries and/or International organization.

Clause 20.

Deal to be kept private and confidential.

Clause 21.

This Agreement is made in two originals which duly read, confirmed, signed and retained one by each parties.

THE SELLERS	THE BUYERS

_______________________________	_______________________________

MEMORANDUM OF AGREEMENT	Norwegian Shipbrokers’ Association’s Memorandum of Agreement for sale and purchase of ships. Adopted by The Baltic and International Maritime Council (BIMCO) in 1956.
Dated:	Code-name SALEFORM 1993 Revised 1966, 1983 and 1986/87.

Messrs. Deiulemar Shipping S.P.A. a socio unico, Torre del Greco, Italy hereinafter called the Sellers, have agreed to sell, and

Messrs. ColumbusNova or their guaranteed nominee

hereinafter called the Buyers, have agreed to buy

Name: M/V “RAFFAELE IULIANO”

Classification Society/Class: RINA *100-A-1.1

Built: October 1995	By: Fincantieri C.N.I. S.p.A. Castellamare di Stabia, Italy

Flag: Italy	Place of Registration: Torre del Greco

Call Sign: IBPI	Grt/Nrt: 39.385/24.519

~~Register~~ IMO Number: 9083536

hereinafter called the Vessel, on the following terms and conditions:

Definitions

“Banking days” are days on which banks are open both in the country of the currency stipulated for the Purchase Price in Clause 1 and in the place of closing stipulated in Clause 8.

“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, telex, telefax or other modern form of written communication.

“Classification Society” or “Class” means the Society referred to in line 4.

1.	Purchase Price US$ 41,000,000.- (United States Dollars Forty One Million)
2	Deposit

As security for the correct fulfilment of this Agreement the Buyers shall pay a deposit of 10% (ten per cent) of the Purchase Price within                 3 (Three)                banking days from the date ~~of this Agreement~~ of lifting the subjects as per Clause 18. This deposit shall be placed with Sellers nominated bank and held by them in a joint account for the Sellers and the Buyers to be released in accordance with joint written instructions of the Sellers and the Buyers. Interest, if any, to be credited to the Buyers. Any fee charged for holding the said deposit shall be borne equally by the Sellers and the Buyers.

3.	Payment

The said Purchase Price shall be paid in full free of bank charges to Sellers nominated bank on delivery of the Vessel, but not later than 3 banking days after the Vessel is in every respect physically ready for delivery in accordance with the terms and conditions of this Agreement and Notice of Readiness has been given in accordance with Clause 5.

4.	Inspections
a)*	The Buyers have inspected and accepted the Vessel’s classification records. The Buyers have also inspected the Vessel at /~~in~~ Fujairah on about 15th March 2007 and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement.
~~b)*~~	~~The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within~~

~~The Sellers shall provide for inspection of the Vessel at/in~~

~~The Buyers shall undertake the inspection without undue delay to the \/essel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. During the inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers. If the Vessel is accepted after such inspection, the sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided the Sellers receive written notice of acceptance from the Buyers within 72 hours after completion of such inspection.~~

~~Should notice of acceptance of the Vessel’s classification records and of the Vessel not be received by the Sellers as aforesaid, the deposit together with interest earned shall be released immediately to the Buyers, whereafter this agreement shall be null and void.~~

*	4 a) and 4b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4a) to apply.
5.	Notices, time and place of delivery
a)

The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall provide the Buyers with 20, 10, 5 , and 3, 1 days approximate notice of the estimated time of arrival at the intended place of ~~drydocking/~~ underwater inspection/delivery. When the Vessel is at the place of delivery and in every respect physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery.

b)	The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or safe anchorage, safe port at /~~in~~ Worldwide range in the Sellers’ option.

Expected time of delivery: Between 1st May 2007 and 30th June 2007 in Sellers’ option

Date of cancelling (see Clauses 5 c), 6 b) (iii) and 14): 30th June 2007 in Buyers’ option

c)

if the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the cancelling date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and propose a new cancelling date. Upon receipt of such notification the Buyers shall have the option of either cancelling this Agreement in accordance with Clause 14 within 7 running days of receipt of the notice or of accepting the new date as the new cancelling date. If the Buyers have not declared their option within 7 running days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new cancelling date and shall be substituted for the cancelling date stipulated in line 61.

If this Agreement is maintained with the new cancelling date all other terms and conditions hereof including those contained in Clauses 5 a) and 5 c) shall remain unaltered and in full force and effect. Cancellation or failure to cancel shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 for the Vessel not being ready by the original cancelling date.

d)

Should the Vessel become an actual, constructive or compromised total loss before delivery the deposit together with interest earned shall be released immediately to the Buyers whereafter this Agreement shall be null and void.

6.	Drydocking/Divers Inspection

~~a)**~~

~~The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.~~

b)**

(i) The Vessel is to be delivered without drydocking. However, the Buyers shall have the right at their expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. The Sellers shall at their cost make the Vessel available for such inspection. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the port of delivery are unsuitable for such inspection, the Sellers shall make the Vessel available at a suitable alternative place near to the delivery port.

(ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, then unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good by the Sellers at their expense to the satisfaction of the Classification Society without condition/recommendation*. In such event the Sellers are to pay also for the cost of the underwater inspection and the Classification Society’s attendance.

(iii) If the Vessel is to be drydocked pursuant to Clause 6 b) (ii) and no suitable dry-docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5 b). Once drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5 b) which shall, for the purpose of this Clause, become the new port of delivery. In such event the cancelling date provided for in Clause 5 b) shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of 14 running days.

c)	If the Vessel is drydocked pursuant to Clause 6 a) or 6 b) above

(i) the Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification surveyor. If such survey is not required by the Classification Society the Buyers shall have the right to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ expense to the satisfaction of the Classification Society without condition/recommendation*.

(ii) the expenses relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out, in which case the Sellers shall pay these expenses. The Sellers shall also pay the expenses if the Buyers require the survey and parts of the system are condemned or found defective or broken so as to affect the Vessel’s class*.

(iii) the expenses in connection with putting the Vessel in and taking her out of drydock, including the drydock dues and the Classification Society’s fees shall be paid by the Sellers if the Classification Society issues any condition/recommendation* as a result of the survey or if it requires survey of the tailshaft system. In all other cases the Buyers shall pay the aforesaid expenses, dues and fees.

(iv) the Buyers’ representative shall have the right to be present in the drydock, but without interfering with the work or decisions of the Classification surveyor.

(v) the Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk and expense without interfering with the Sellers’ or the Classification surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyers’ risk and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and the Buyers shall be obliged to take delivery in accordance with Clause 3, whether the Vessel is in drydock or not and irrespective of Clause 5 b).

*	Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.
**	6 a) and 6 b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6 a) to apply.
7.	Spares/bunkers, etc.

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspection used or unused, whether on board or not shall become the Buyers’ property, but spares on order are to be excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. The radio installation and navigational equipment shall be included in the sale without extra payment if they are the property of the Sellers. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment.

The Sellers have the right to take ashore crockery, plates, cutlery, linen and other articles bearing the Sellers’ flag or name, provided they replace same with similar unmarked items. Library, forms, etc., exclusively for use in the Sellers’ vessel(s), shall be excluded without compensation. Captain’s, Officers’ and Crew’s personal belongings including the slop chest are to be excluded from the sale, as well as the following additional items (including items on hire):

The Buyers shall take over the remaining bunkers and unused lubricating oils in storage tanks and sealed drums and pay the current net market price (excluding barging expenses) at the port and date of delivery of the Vessel.

Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.

8.	Documentation

The place of closing: Sellers’ bank

In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with delivery documents, namely:

a)

Legal Bill of Sale in a form recordable in appropriate Consulate (the country in which the Buyers are to register the Vessel), warranting that the Vessel is free from all encumbrances, mortgages and maritime liens or any other debts or claims whatsoever, duly notarially attested and legalized by the consul of such country or other competent authority.

b)	Current Certificate of Ownership issued by the competent authorities of the flag state of the Vessel.
c)	Confirmation of Class issued within 72 hours prior to delivery.
d)	Current Certificate issued by the competent authorities stating that the Vessel is free from registered encumbrances.

e)

Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and furnish a Certificate or other official evidence of deletion to the Buyers promptly and latest within 4 ~~(four) weeks~~ 45 (Fortyfive) days after the Purchase Price has been paid and the Vessel has been delivered.

f)

Any such additional documents as may reasonably be required by the competent authorities for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement.

At the time of delivery the Buyers and Sellers shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.

At the time of delivery the Sellers shall hand to the Buyers the classification certificate(s) as well as all plans etc., which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers to have the right to take copies. Other technical documentation which may be in the Sellers’ possession shall be promptly forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books but the Buyers to have the right to take copies of same.

9.	Encumbrances

The Sellers warrant that the Vessel, at the time of delivery, is free from all charters, encumbrances, mortgages and maritime liens or any other debts whatsoever. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery.

10.	Taxes, etc.

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.

11.	Condition on delivery

The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear excepted. However, the Vessel shall be delivered with her class maintained without ~~condition/~~ recommendation*, free of average damage affecting the Vessel’s class, and with her classification certificates and national certificates, as well as all other certificates the Vessel had at the time of inspection, valid and unextended without ~~condition/~~ recommendation* by Class or the relevant authorities at the time of delivery.

“Inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4 a) or 4 b), if applicable, or the Buyers’ inspection prior to the signing of this Agreement. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.

*	Notes, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.
12.	Name/markings

Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel markings.

13.	Buyers’ default

Should the deposit not be paid in accordance with Clause 2, the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest.

Should the Purchase Price not be paid in accordance with Clause 3, the Sellers have the right to cancel the Agreement, in which case the deposit together with interest earned shall be released to the Sellers. If the deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

14.	Sellers’ default

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 a) or fait to be ready to validly complete a legal transfer by the date stipulated in line 61 the Buyers shall have the option of cancelling this Agreement provided always that the Sellers shall be granted a maximum of 3 banking days after Notice of Readiness has been given to make arrangements for the documentation set out in Clause 8. If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not made physically ready again in every respect by the date stipulated in line 61 and new Notice of Readiness given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement the deposit together with interest earned shall be released to them immediately.

Should the Sellers fail to give Notice of Readiness by the date stipulated in line 61 or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negligence and whether or not the Buyers cancel this Agreement.

15.	Buyers’ representatives

After this Agreement has been signed by both parties and the deposit has been lodged, the Buyers have the right to place two representatives on board the Vessel at their sole risk and expense upon arrival at last loading port ~~on or about~~

These representatives are on board for the purpose of familiarisation and in the capacity of observers only, and they shall not interfere in any respect with the operation of the Vessel. The Buyers’ representatives shall sign the Sellers’ letter of indemnity prior to their embarkation.

16.	Arbitration
a)*

This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of this Agreement shall be referred to arbitration in London in accordance with the Arbitration Acts 1950 and 1979 or any statutory modification or re-enactment thereof for the time being in force, one arbitrator being appointed by each party. On the receipt by one party of the nomination in writing of the other party’s arbitrator, that party shall appoint their arbitrator within fourteen days, failing which the decision of the single arbitrator appointed shall apply. If two arbitrators properly appointed shall not agree they shall appoint an umpire whose decision shall be final.

~~b)*~~

~~This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the Law of the State of New York and should any dispute arise out of this Agreement, the matter in dispute shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for purpose of enforcing any award, this Agreement may be made a rule of the Court.~~

~~The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. New York.~~

~~c)*~~	~~Any dispute arising out of this Agreement shall be referred to arbitration at   , subject to the procedures applicable there, The laws of  shall govern this Agreement.~~
*	16 a), 16 b) and 16 c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16 a) to apply.

Additional Clauses from 17 to 21 form an integral part of this Memorandum of Agreement.

Appendix to Memorandum of Agreement code-name SALEFORM 1993 –
dated

M/v “RAFFAELE IULIANO”

Clause 17.

The Vessel to be delivered with the Time Charter Back employment to Sellers or Sellers’ guarented company of about 34/38 months min/max usd 26,000 p/day less 5% total commission including address.

Clause 18.

Subjects to Buyers BOD/Financing subjects to be lifted no later than 23rd March 2007.

Clause 19.

The Sellers to confirm to best of their knowledge that Vessel is not blacklisted by any Arab countries and/or International organization.

Clause 20.

Deal to be kept private and confidential.

Clause 21.

This Agreement is made in two originals which duly read, confirmed, signed and retained one by each parties.

THE SELLERS	THE BUYERS

AMENDING AGREEMENT

Dated March 29th, 2007

Between,

A)	Cardiff Marine Inc., of Monrovia, Liberia hereby called the ‘‘Initial Buyers’’

B)	OceanFreight Inc. of Majuro, MI or its fully guaranteed subsidiaries as its nominees hereby called the ‘‘Ultimate Buyers’’

Whereas the Initial Buyers and the Ultimate Buyers as well as CN NINA INC. as an intermediate Buyer (the ‘‘Intermediate Buyer’’) have entered into a Head Agreement dated 23rd March 2007 (the ‘‘Head Agreement’’) relating to the purchase of two oceangoing vessels named therein.

Whereas pursuant to the Head Agreement under its clause 8 the Ultimate Buyers have agreed under the conditions stated therein to pay to the Initial Buyers a consideration of USD 200,000 per vessel.

Whereas the Ultimate Buyer has requested a reduction of the amount of above charge.

In the premises it was AGREED

THAT clause 8 of the Head Agreement affecting only the Initial Buyers and the Ultimate Buyers be amended and is hereby amended.

The consideration which shall be payable by the Ultimate Buyers to the Initial Buyers pursuant to Clause 8 of the Head Agreement is hereby reduced to USD 100,000 per vessel.

Otherwise all terms and conditions of the Head Agreement remain valid and in full force and effect.

This 29th day of March 2007

For the Initial Buyers:

By:
Title:

By:
Title: